UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2007

GenCorp Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-01520	34-0244000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Highway 50 and Aerojet Road, Rancho Cordova, California		95742
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
916-355-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the registrant's press release issued on September 26, 2007 in which GenCorp Inc. reported financial results for the third quarter ended August 31, 2007.

As discussed in Exhibit 99.1, the press release contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in GenCorp's other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

The foregoing information (including Exhibit 99.1) is being furnished under "Item 2.02. Results of Operations and Financial Condition" and "Item 7.01. Regulation FD Disclosure." Such information (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this Report and the furnishing of this information pursuant to Items 2.02 and 7.01 (including Exhibit 99.1) do not mean that such information is material or that disclosure of such information is required.

Item 7.01. Regulation FD Disclosure

See "Item 2.02. Results of Operations and Financial Condition" above.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	GenCorp Inc.’s press release dated September 26, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GENCORP INC.

By:	/s/ Mark A. Whitney

Name:	Mark A. Whitney
Title:	Senior Vice President,
General Counsel and Secretary

Dated: September 26, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	GenCorp Inc.’s press release dated September 26, 2007